SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 January 4, 1998

                              MEDITRUST CORPORATION
             (Exact Name of Registrant as specified in its charter)

           Delaware                                               95-3520818
 (State or other jurisdiction        (Commission File         (I.R.S. Employer
      of incorporation)                  Number)             Identification No.)

                           197 First Avenue, Suite 300, Needham, MA 02194
                        (Address of principal executive offices and zip code)

                                           (781) 433-6000
                        (Registrant's telephone number, including area code)



                           MEDITRUST OPERATING COMPANY
             (Exact Name of Registrant as specified in its charter)

           Delaware                                               96-3419438
 (State or other jurisdiction        (Commission File         (I.R.S. Employer
      of incorporation)                  Number)             Identification No.)

                 197 First Avenue, Suite 100, Needham, MA 02194
              (Address of principal executive offices and zip code)

                                 (781) 453-8062
              (Registrant's telephone number, including area code)

Item 5.   Other Events
-------   ------------

     On January 4, 1998, Meditrust Corporation and Meditrust Operating Company issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
-------   -----------------------------------------------------------------

     (c)  Exhibits

Exhibit No.    Description
-----------    -----------

99.1 Press release announcing the execution of a definitive agreement pursuant to which La Quinta Inns, Inc. will, subject to certain conditions, merge into Meditrust Corporation.

99.2 The Meditrust Companies Investor Presentation slides dated January 1998 relating to The Meditrust Companies and the acquisition of La Quinta Inns, Inc.































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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 1998                         MEDITRUST CORPORATION

                                               /s/ David F. Benson
                                               -------------------------------


                                               By: David F. Benson

                                               Its: President


                                               MEDITRUST OPERATING COMPANY

                                               /s/ Abraham D. Gosman
                                               -------------------------------


                                               By: Abraham D. Gosman

                                               Its: Chief Executive Officer































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



                                  Exhibit Index
                                  -------------

Exhibit No.    Description
-----------    -----------

99.1 Press release announcing the execution of a definitive agreement pursuant to which La Quinta Inns, Inc. will, subject to certain conditions, merge into Meditrust Corporation.

99.2 The Meditrust Companies Investor Presentation slides dated January 1998 relating to The Meditrust Companies and the acquisition of La Quinta Inns, Inc.